                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       The Finance Company of Pennsylvania
                 -----------------------------------------------
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid: ______________________________________________
      2)  Form, Schedule or Registration Statement No.: ________________________
      3)  Filing Party:_________________________________________________________
      4)  Date Filed: __________________________________________________________

                       THE FINANCE COMPANY OF PENNSYLVANIA

                        PUBLIC LEDGER BUILDING, SUITE 630
                        150 SOUTH INDEPENDENCE MALL WEST
                             PHILADELPHIA, PA 19106
                             TELEPHONE: 215-351-4778

                              ---------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 16, 2008

                              ---------------------

     NOTICE IS HEREBY GIVEN that a Special Meeting (the "Special Meeting") of The Finance Company of Pennsylvania (the "Company"), a Pennsylvania corporation, will be held in the Independence Room of The Downtown Club, Public Ledger Building, 11th Floor, S.W. Corner 6th and Chestnut Streets, Philadelphia, Pennsylvania 19106, on Wednesday, January 16, 2008 at 10:30 a.m., local time, for the following purposes:

     1. To approve a new investment advisory contract between the Company and Cooke & Bieler, LLP; and

     2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The stock transfer books of the Company will not be closed but, in lieu thereof, the Board of Directors has fixed the close of business on December 10, 2007, as the record date for the determination of stockholders who will be entitled to notice of, and to vote at, the Special Meeting.

                                By Order of the Board of Directors,

                                                 DORANNE H. CASE
                                     Assistant Secretary/Assistant Treasurer

Dated: December   , 2007

                              ---------------------

     IF YOU DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING BUT WISH YOUR STOCK TO BE VOTED, PLEASE DATE, FILL IN AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT IN THE ENCLOSED STAMPED ENVELOPE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                       THE FINANCE COMPANY OF PENNSYLVANIA

                        PUBLIC LEDGER BUILDING, SUITE 630
                        150 SOUTH INDEPENDENCE MALL WEST
                             PHILADELPHIA, PA 19106
                             TELEPHONE: 215-351-4778

                              ---------------------

                                 PROXY STATEMENT

                                     FOR THE

                SPECIAL MEETING OF STOCKHOLDERS, JANUARY 16, 2008

                              ---------------------

     Purpose. We are furnishing this Proxy Statement in connection with the solicitation of proxies by the Board of Directors of The Finance Company of Pennsylvania (the "Company") for use at its Special Meeting of Stockholders (the "Special Meeting"). The Special Meeting will be held in the Independence Room of The Downtown Club, Public Ledger Building, 11th Floor, S.W. Corner 6th and Chestnut Streets, Philadelphia, Pennsylvania 19106, on Wednesday, January 16, 2008 at 10:30 A.M., Local Time. This Proxy Statement, the Notice of the Special Meeting and the enclosed form of Proxy are first being sent to stockholders on or about December 28, 2007.

     Annual Report. We will furnish, without charge, a copy of the Company's most recent annual report to any stockholder upon written request to Doranne H. Case at the Company's address or by calling the Company at the telephone number at the top of this page. You may call collect if making a telephone request.

     Proxy Instructions. If you execute and return the enclosed form of Proxy, the shares represented by it will be voted, unless otherwise directed, on all matters that properly come before the Special Meeting for a vote. Your shares will be voted in accordance with the instructions that you indicate on the Proxy. IF YOU GIVE NO SPECIFICATION, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED TO APPROVE THE NEW INVESTMENT ADVISORY CONTRACT WITH COOKE & BIELER, LLP.

     Quorum. In order to act upon the proposal, a quorum is required to be present at the Special Meeting. Any lesser number of shares, however, is sufficient for adjournments. A quorum is constituted by the presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company entitled to vote.

     Abstentions, Withheld Votes and Broker Non-Votes. Proxies marked as abstaining (including proxies containing broker non-votes) will be counted as present for purposes of establishing a quorum. In certain cases where a stockholder fails to return a proxy card for shares of Common Stock held in brokerage accounts, a broker is permitted to submit the proxy card on behalf of the stockholder to cast votes for or against certain proposals generally as determined under the rules of the New York Stock Exchange. A broker non-vote occurs when a broker is prohibited by law from exercising discretionary authority on behalf of the stockholder to vote for or against a proposal. Pursuant to Pennsylvania law, the terms "voting" or "casting a vote" do not include either the act of abstaining or failing to vote. Thus, abstentions and broker non-votes are not counted either in the tally of votes "for" or "against" the proposal.

     Revocation. You may revoke the Proxy at any time prior to it being voted at the Special Meeting by notice of revocation given to the Company at or before the Meeting or by the execution of a later-dated Proxy.

     Record Date. The close of business on December 10, 2007 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. As of December 10, 2007, the Company had 47,347 outstanding shares of Common Stock, each share being entitled to one vote.

     Required Vote. To approve the proposal, a "vote of the majority of the outstanding voting securities" of the Company is required. A "vote of the majority of the outstanding voting securities" is defined under the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of (i) 67% or more of the voting shares of the Company entitled to vote thereon present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting shares of the Company entitled to vote thereon are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Company entitled to vote thereon.

     Shareholder Proposals. Any stockholder wishing to present a proposal, including a nomination of a director, to the Company's Board of Directors for its consideration of whether to include such proposal on the agenda of the Annual Meeting of Stockholders in April 2009, must submit the proposal to the Company, at Public Ledger Building, Suite 630, 150 South Independence Mall West, Philadelphia, Pennsylvania 19106. The Company must receive the proposal by November 7, 2008.

     Communications with the Board. Stockholders wishing to submit written communications to the Board or an individual Director should send their communications to the attention of such Director or the Board at the Company's address. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

            PROPOSAL TO APPROVE THE NEW INVESTMENT ADVISORY CONTRACT

INTRODUCTION

     Cooke and Bieler, L.P. ("C&B") currently serves as an investment adviser (without investment discretion) to the Company pursuant to an investment advisory contract between the Company and C&B, dated April 29, 2005 (the "Current Contract"), which was approved by the Company's shareholders at the Company's annual shareholder meeting on April 29, 2005. Shareholders were asked to approve the Current Contract as a result of material changes that were made to the prior investment advisory contract between the Company and C&B. The Current Contract was most recently renewed by the Company's Board of Directors for a one-year period ending April 30, 2008 at its February 2007 Board meeting. C&B (and its predecessor firms) has been an investment adviser to the Company for approximately 39 years.

TERMINATION OF CURRENT INVESTMENT ADVISORY CONTRACT

     As further described below, as a result of a change in control of C&B, the Current Contract will be terminated by its own terms. Accordingly, at the Board of Directors meeting on November 14, 2007, the Board considered the approval of a new investment advisory contract pursuant to which Cooke & Bieler, LLP ("C&B LLP") will act as an investment adviser (without investment discretion) to the Company (the "New Contract"). Based on the information it received at the November 14, 2007 meeting and prior meetings of the Board, the Board of Directors considered and approved the New Contract (which is attached hereto as Exhibit A), subject to its further approval by the Company's shareholders. AFTER CAREFUL CONSIDERATION, THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE PROPOSAL. Please see "Basis for the Board's Approval of the New Investment Advisory Contract" for a discussion of the Board's considerations in making its recommendation.

CHANGE IN CONTROL OF COOKE & BIELER, L.P.

     On January 16, 2008, Affiliated Managers Group, Inc. ("AMG") will purchase a majority interest in C&B (the "Purchase"). AMG is a U.S.-based asset management company that has equity investments in multiple independent investment management firms that collectively manage approximately $267 billion. In connection with the Purchase, C&B will transfer its business to C&B LLP, a newly formed Delaware limited liability partnership that will conduct C&B's business following the closing of the Purchase. At the closing of the Purchase, C&B will sell a majority interest in C&B LLP to AMG and the remaining interests in C&B LLP will be held by the current C&B management team. Consummation of the Purchase will constitute an "assignment," as that term is defined in the 1940 Act, of the Current Contract with C&B. As required by the Current Contract and the 1940 Act, the Current Contract automatically terminates in the event of its assignment. As described above, in anticipation of the Purchase, the Company's Board considered and approved the New Contract, subject to its further approval by the Company's shareholders, in order to have Cooke & Bieler continue to provide advisory services to the Company following the closing of the Purchase.

     Section 15(f) of the 1940 Act establishes a safe harbor that provides that when a change in the control of an investment adviser (e.g., C&B) occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company (e.g., the Company) as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. Second, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the predecessor or successor investment adviser within the meaning of the 1940 Act. With respect to the first condition, the term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services).

     C&B LLP and the Company will use their reasonable best efforts to comply with Section 15(f) of the 1940 Act. Specifically, the Company is not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on itself as a result of the change in control of C&B. Further, the Company has never had an "interested person" of C&B or C&B LLP on its Board, nor will it ever have such a person on its Board.

PROPOSED NEW INVESTMENT ADVISORY CONTRACT

     Differences Between the Current Contract and the New Contract.  Except for
(a) the effective date of the contracts; (b) the parties to the contracts (i.e., the Company and C&B LLP rather than the Company and C&B); and (c) one non-material change to the compensation section to the New Contract, as identified below, the New Contract is identical to the Current Contract.

     Description of the Material Terms of the New Investment Advisory
Contract. The description below of the New Contract in this proxy statement is qualified in its entirety by reference to Exhibit A.

     Investment Advisory Services. C&B LLP is responsible for providing the following investment advisory services for the portion of the Company's assets entrusted to C&B LLP under the New Contract: (i) regularly provide the Company investment research, advice and supervision and continuously furnish recommendations to the Company's Board of Directors for an investment program for the assets; (ii) recommend to the Board, from time to time, what securities shall be purchased, what securities shall be held or sold and what portion of the assets shall be held as cash; (iii) arrange for the placing of all orders for the purchase and sale of securities for the Company's account with brokers or dealers selected by C&B LLP; (iv) in its selection of brokers or dealers and the placing of orders, seeking the most favorable execution and net price available under the circumstances; and (v) provide the Company with records concerning C&B LLP's activities that are required to be maintained by the Company. In performing its investment advisory services to the Company, C&B LLP is subject to the control of the officers and the Board of Directors of the Company and must perform such services in compliance with the investment objectives, policies and limitations of the Company as set forth in the Company's currently effective prospectus, statement of additional information, and the requirements of the 1940 Act, and other applicable law. Under the New Contract, the Board continues to be responsible for making all investment decisions with respect to the Company and may elect not to follow the investment recommendations provided by C&B LLP.

     Soft Dollars. C&B LLP is not authorized to enter into any arrangements for receipt of brokerage, research or other benefits in connection with transactions effected on behalf of the Company and may not use commissions paid on Company portfolio transactions to obtain brokerage or research services (commonly referred to as "soft dollar arrangements").

     Reporting Obligations. C&B LLP is responsible for (i) providing regular reports to the Company's officers and Board of Directors concerning C&B LLP's discharge of its duties and obligations under the New Contract; (ii) notifying the Company's chief compliance officer upon detection of any material failure to manage the assets in accordance with the Company's investment objectives and policies or any applicable law; (iii) notifying the Company in the event C&B LLP receives notice of any action, suit or proceeding before any court or public board involving the affairs of the Company (excluding certain class action suits) or the compliance by C&B LLP with the federal or state securities laws; and (iv) notifying the Company in the event an actual change in control of C&B LLP resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

     Expenses. In addition to rendering investment advisory services to the Company, C&B LLP provides, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services. The Company is responsible for payment of all its expenses other than those assumed by C&B LLP. These Company expenses generally relate to: purchase and sale of portfolio securities, shareholder recordkeeping and shareholder account services, accounting and legal services, taxes and governmental fees, printing and distributing shareholder reports, notices and proxy materials to shareholders, printing and distributing prospectuses to current shareholders, shareholders meetings, fees and expenses of directors, and insurance premiums.

     Liability. C&B LLP is required to indemnify the Company and its affiliated and controlling persons against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of C&B LLP's willful misfeasance, bad faith or gross negligence generally in the performance of its duties or its reckless disregard of its obligations and duties.

     Duration and Termination. If approved by shareholders at the Special Meeting, the New Contract is scheduled to continue in effect for an initial two year term, and may be continued from year to year thereafter if approved by a majority vote of the Directors, including a majority vote of such Directors who are not interested persons of the Company or C&B LLP, cast in person at a meeting called for the purpose of voting on such approval or as otherwise required by the 1940 Act. The New Contract can be terminated at any time and without penalty by C&B LLP on at least 30 days' written notice and by the Company upon a vote of its Board or upon the affirmative vote of a majority of the Company's outstanding voting securities. The New Contract will terminate automatically upon its assignment, as such term is defined in the 1940 Act.

     Compensation. As compensation for its services under the New Contract, the Company will pay C&B LLP an investment advisory fee at an annual rate of fifty basis points (0.50%) (the "Fee"). The Fee is payable monthly in arrears on the last day of each month. The Fee is determined based upon the value of the assets of the Company C&B LLP is managing at the end of the month immediately preceding the date of payment (the "Portfolio Value"). For purposes of calculating the Fee, Portfolio Value equals the market value of such assets, including cash (except as excluded below), which is computed in the same manner as that used to establish the net asset value of the Company's shares, except as noted in the following sentence. The following are excluded when calculating Portfolio Value:
(a) the value of the holdings of the Company at the applicable dates in PNC Bank

Corp. (formerly PNC Financial Corporation), Pennsylvania Warehousing & Safe Deposit Company and Penn Virginia Corporation, Exxon Mobil Corporation, their successors, United States Treasury Notes, the Artisan International Fund, a portfolio of Artisans Fund, Inc., Harbor International Fund, a series of Harbor Fund, the ETF Shares of the Vanguard Emerging Markets Stock Index Fund, a series of Vanguard International Equity Index Funds, and fixed income securities; (b) the value of any cash being managed by C&B LLP which exceeds three percent (3%) of the Portfolio Value at the applicable dates; (c) the value of the holdings of the Company at the applicable dates in such other companies as may be mutually agreed upon by the Company and C&B LLP; and (d) the amount of any accrued liability for the payment of taxes on the net gains from the sales of the Company's portfolio securities. In addition, in no event, shall the Fee payable for any month exceed one-twelfth (1/12) of one half of one percent (0.50%) of the Portfolio Value. Unlike the Current Contract, the New Contract provides for the exclusion of the value of the Company's holdings in the ETF Shares of the Vanguard Emerging Markets Stock Index Fund, a series of Vanguard International Equity Index Funds, when calculating Portfolio Value.

     Miscellaneous. Other material provisions of the New Contract require C&B LLP to: (i) maintain errors and omissions insurance coverage in an appropriate amount; (ii) act honestly, in good faith and in the best interests of the Company; (iii) maintain a Code of Ethics and notify the Board in the event of any material violation of the Code; (iv) have no arrangement with any party that would influence its decision with respect to its selection of securities recommended for purchase or sale by the Company, and that all selections and recommendations be done in accordance with what is in the best interest of the Company; and (v) be a registered investment adviser and not prohibited from performing the services contemplated by the New Contract.

BASIS FOR THE BOARD'S APPROVAL OF THE NEW INVESTMENT ADVISORY CONTRACT

     In October 2007, representatives of C&B informed representatives of the Company that C&B had reached an agreement with AMG pursuant to which C&B would sell a majority interest in C&B to AMG. Representatives of C&B informed the Company that, because the Purchase includes a majority interest, the completion of the Purchase may be deemed to be an "assignment" (as defined in the 1940 Act) of the Current Contract resulting in the termination of the Current Contract in accordance with its terms. To provide continuity in investment advisory services, representatives of C&B proposed that the Board approve the New Contract under which, subject to shareholder approval, C&B LLP will serve as an investment adviser to the Company after the Purchase is completed.

     In advance of its November 14, 2007 meeting, the Board requested, through its chief compliance officer and legal counsel, and received from C&B , various materials providing information regarding the Purchase and its impact on (i) the Company and its stockholders, and (ii) the investment advisory services provided to the Company by C&B. After receiving and reviewing these materials, the Board discussed at their November 14, 2007 meeting the proposal to approve the New Contract. Representatives from C&B attended the meeting and presented additional information to the Board to assist the Board in its considerations. These representatives assured the Board that C&B does not anticipate that there will be any reduction in the scope of or material adverse change in the nature or quality of, the investment advisory services to the Company under the New Contract.

     The Board then deliberated on the approval of the New Contract in light of all the written materials that the Board received before the meeting and the oral presentations and all other information that the Board received or discussed at the November 14, 2007 meeting. At the conclusion of the November 14, 2007 Board meeting, the Board, including all of the independent Directors, unanimously concluded (a) that the approval of the New Contract would be in the best interests of the stockholders and the Company and (b) to recommend the approval of the New Contract to stockholders. In concluding to approve the New Contract and to recommend its approval to stockholders, the Board considered the information and materials provided to the Board and a variety of specific factors discussed at the meetings, including, as discussed below, the Board's prior conclusions when determining whether to approve the continuation of the Current Contract.

     At the November 14, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Contract (the "Annual Review"), which occurred at the April 18, 2007 in-person Board meeting, as part of its considerations to approve the New Contract. In connection with the Annual Review, the Directors considered a wide range of information of the type they regularly consider when determining whether to continue an investment advisory agreement. In preparation for the Annual Review consideration at the April 18, 2007 Board meeting, the Board requested and reviewed a wide variety of materials provided by C&B, including information about their investment performance, quality of services, advisory fees and profitability, personnel and operations. The Board also received a memorandum from counsel regarding the responsibilities of a mutual fund's board for the approval of investment advisory agreements. In addition, the independent Directors participated in question and answer sessions with representatives of C&B.

     At the April 18, 2007 Board meeting, the Board, including all of the independent Directors, based on its consideration and evaluation of the information it was presented and the specific factors discussed at the meeting, unanimously approved the continuation of the Current Contract for an additional one-year period based on its conclusion that the terms of the Current Contract are fair and reasonable.

     As stated above, at the November 14, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusion set forth above when determining whether to approve the New Contract. The Board's conclusion in this regard was based on (i) the fact that the New Contract is identical to the Current Contract in all material respects, including the investment advisory fees payable by the Company to C&B LLP; and (ii) assurances by C&B that there would be no reduction or material adverse change in the nature or quality of the investment advisory services to the Company under the New Contract.

     In addition to the conclusions formed with respect to the Annual Review, the Directors considered specific information at the November 14, 2007 Board meeting concerning the Purchase and its impact on the Cooke & Bieler organization and the Company and its stockholders, as they considered appropriate, including but not limited to the following:

     - a timeline and plan for the orderly transition of the investment advisory services to C&B LLP following the closing of the Purchase;

     - assurances by C&B that they do not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services to the Company under the New Contract;

     - assurances by C&B that they do not anticipate that there will be any change in key personnel of C&B who manage the day-to-day investment operations of the Company after the closing of the Purchase, and representations by C&B that each member of its existing partner group has entered into a long-term employment contract with the firm and will retain equity ownership in the firm; and

     - assurances by C&B that neither the Company nor its stockholders would bear any costs of the Special Meeting or the costs of any solicitation in connection with the Special Meeting.

     The Board concluded, within the context of its full deliberations, that each of the representations, assurances and informational items provided by C&B set forth above supported the approval of the New Contract.

     Based on its evaluation of the information and the conclusions with respect thereto at its meetings on April 18, 2007 and November 14, 2007, the Board, including all of the independent Directors, unanimously: (a) concluded that the terms of the New Contract are fair and reasonable; (b) concluded that C&B LLP's fees are reasonable in light of the services to be provided to the Company; (c) concluded that the approval of the New Contract would be in the best interests of the stockholders and the Company; and (d) concluded to recommend the approval of the New Contract to stockholders. In the course of its deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
  NEW INVESTMENT ADVISORY CONTRACT BETWEEN THE COMPANY AND COOKE & BIELER, LLP.

INFORMATION ABOUT COOKE & BIELER, LLP.

     General. Cooke & Bieler, LLP is a Delaware limited liability partnership with its offices at 1700 Market Street, Suite 3222, Philadelphia, Pennsylvania 19103. As of November 30, 2007, it had approximately $8.6 billion under management. The names and principal occupations of the partners of Cooke & Bieler, LLP are set forth below. Except with respect to AMG PA Holdings Partnership, the address of each partner listed below is 1700 Market Street, Suite 3222, Philadelphia, Pennsylvania 19103. The address of AMG PA Holdings Partnership is 600 Hale Street, Prides Crossing, Massachusetts 01965.

NAME                                                 OCCUPATION
J. Medveckis                 Portfolio Manager/Research Analyst

Kermit Eck                   Portfolio Manager/Research Analyst

Mehul Trivedi                Portfolio Manager/Research Analyst

Michael Myer                 Portfolio Manager/Research Analyst

Jim Norris                   Portfolio Manager/Research Analyst

Jamie O'Neil                 Portfolio Manager/Research Analyst

Sam Ballam                   Marketing/Client Service Manager

Bruce Smith                  Head Trader

Ted O'Connor                 Portfolio Manager/Research Analyst

Daren Heitman                Portfolio Manager/Research Analyst

Linda Perna                  Chief Compliance Officer

John Pickering               Portfolio Manager

John Hamblett                Marketing/Client Service Manager

Thad Fletcher                Marketing/Client Service Manager

AMG PA Holdings Partnership  Indirect Wholly-Owned Subsidiary of AMG

     Other Mutual Funds with Similar Investment Objectives. C&B LLP does not serve as investment adviser to any mutual fund that has investment objectives similar to those of the Company.

     Investment Advisory Fees. During the fiscal years 2004, 2005 and 2006, the Company paid investment advisory fees to C&B in the amount of $104,625, $109,778 and $115,789, respectively.

                        DIRECTORS AND EXECUTIVE OFFICERS

     As of December 10, 2007, the Directors and executive officers of the Company owned, in the aggregate, less than 1% of the outstanding shares of the Company. The following table sets forth the number of shares of the Company beneficially owned by all present directors and executive officers of the Company as a group, as of December 10, 2007.

SHARES BENEFICIALLY OWNED*                                      PERCENT OF CLASS
150                                                                   0.32%



--------------
     * For purposes of this Proxy Statement beneficial ownership of shares is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of the shares, regardless of any economic interest therein.

                              CERTAIN STOCKHOLDERS

     As of December 10, 2007, the following stockholders were beneficial owners, having voting and investment power, or sharing voting and investment power, of more than 5% of the capital stock of the Company:

                                    NAME AND
                                    ADDRESS
TITLE OF                         OF BENEFICIAL                           NO. OF      PERCENT OF
  CLASS                              OWNER                               SHARES         CLASS
 Common     PNC Bank, sole trustee of various trusts,                    28,936          60.69%
              620 Liberty Ave., Pittsburgh, PA 15222
 Common     PNC Bank, as co-trustee or adviser/agent of other             4,907          10.29%
              accounts,
              620 Liberty Ave., Pittsburgh, PA 15222


     While PNC Bank has the power to vote over 25% of the Company's outstanding shares and this falls within the definition of "control person," it may exercise the voting power only as a fiduciary to the many individual trusts of which it is trustee or co-trustee. Accordingly, the Company does not believe PNC Bank is actually a controlling person.

                                  OTHER MATTERS

     The management of the Company knows of no other matters which are likely to be brought before the Special Meeting. However, if any other matters not now known properly come before the Special Meeting, the person named in the enclosed Proxy, or its substitute, will vote said Proxy in accordance with its judgment on such matters.

                                    EXPENSES

     The cost of preparing and mailing this Proxy Statement and the accompanying Notice of Special Meeting and Proxy, and any additional materials relating to the Special Meeting, and the cost of soliciting Proxies, will be borne by Cooke & Bieler, LLP.

     By Order of the Board of Directors,

                                                                 DORANNE H. CASE
Dated: December   , 2007                 Assistant Secretary/Assistant Treasurer

                              ---------------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED STAMPED RETURN ENVELOPE.

                                    EXHIBIT A

                 NON-DISCRETIONARY INVESTMENT ADVISORY AGREEMENT

     INVESTMENT ADVISORY AGREEMENT (the "Agreement") made as of this th day of January, 2008 by and between THE FINANCE COMPANY OF PENNSYLVANIA (the "Fund"), a Pennsylvania corporation registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and COOKE & BIELER, LLP (the "Adviser"), a Pennsylvania limited liability partnership with its principal place of business at 1700 Market Street Suite 3222, Philadelphia, PA 19103.

                               W I T N E S S E T H

     WHEREAS, the Board of Directors (the "Board") of the Fund has selected the Adviser to act as a non-discretionary investment adviser to the Fund and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Fund and the Adviser do hereby agree as follows:

     1. The Adviser's Services.

     (a) Non-Discretionary Investment Management Services. The Adviser shall act as a non-discretionary investment adviser with respect to all of the securities and other assets of the Fund entrusted to it hereunder (the "Assets"). In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Fund investment research, advice and supervision and shall furnish continuously recommendations for an investment program for the Assets, consistent with the investment objectives and policies of the Fund. The Adviser shall recommend to the Board, from time to time, what securities shall be purchased, what securities shall be held or sold and what portion of the Assets shall be held uninvested in cash, subject always to the provisions of the Fund's Articles of Incorporation, Amended and Restated By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect. The Board shall be responsible for making all investment decisions with respect to the Fund, including the Assets, and may elect not to follow advice provided by the Adviser. The Adviser will not take any action with respect to the Assets except upon the Board's instructions and authorization. Once instructions and authorization have been provided, the Adviser shall act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. The Board, in its sole discretion, may establish or revise policies in connection with the management of the Fund and the Assets or to otherwise exercise its right to control the overall management of the Fund.

     (b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. In the performance of its duties hereunder, the Adviser further agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. When recommending portfolio securities to the Board for inclusion in or removal from the Assets and performing the Adviser's obligations hereunder, the Adviser shall take all reasonable efforts to inform the Board regarding any material effect of such actions on the Assets' compliance with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing.

     (c) Proxy Voting. Except under the circumstances set forth below, the Adviser shall not be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the Assets. If the Adviser receives a misdirected proxy, it shall promptly forward such misdirected proxy to the Fund. The Adviser hereby agrees that upon 60 days' written notice from the Fund, the Adviser shall assume responsibility for reviewing proxy solicitation materials and voting proxies in relation to the Assets. At such time, the Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Fund. In addition, the Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

     (d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Fund or its Board the information required to be supplied under this Agreement.

     The Adviser shall maintain separate books and detailed records of all matters pertaining to the Assets required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Assets, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Fund upon the termination of this Agreement and shall be available without delay during any day the Fund is open for business.

     (e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding the Assets, and shall, on its own initiative, furnish the Fund and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Fund if the Adviser reasonably believes that the value of any security held as part of the Assets may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Fund, its Board and/or any Fund pricing agent to assist in the determination of the fair value of those Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

     (f) Cooperation with Agents of the Fund. The Adviser agrees to cooperate with and provide reasonable assistance to the Fund, any Fund custodian or foreign sub-custodians, any Fund pricing agents and all other agents and representatives of the Fund, with respect to such information regarding the Fund as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

     2. Code of Ethics. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, which it has provided to the Fund. The Adviser shall ensure that its Access Persons (as defined in Rule 17j-1 and Rule 204A-1) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Fund with a (i) copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Fund's Board. The Adviser shall respond to requests for information from the Fund as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Fund of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

     3. Information and Reporting. The Adviser shall provide the Fund and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Fund may from time to time reasonably request.

     (a) Notification of Breach / Compliance Reports. The Adviser shall notify the Fund's chief compliance officer immediately upon detection of (i) any material failure to manage the Assets in accordance with the Fund's investment objectives and policies or any applicable law; or (ii) any material breach of the Fund's or the Adviser's policies, guidelines or procedures. The Adviser agrees to promptly advise the Board regarding a recommendation to correct any such failure and will take such action that the Board authorizes to correct such failure. The Adviser further agrees to take such action that the Board may reasonably request in connection with any breach of the Fund's or the Adviser's policies. In addition, the Adviser shall provide a quarterly report regarding the Assets' compliance with the Fund's investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. Upon request, the Adviser shall also provide the officers of the Fund with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Fund in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Fund (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940
Act) has occurred or is otherwise proposed to occur.

     (b) Board and Filings Information. The Adviser will also provide the Fund with any information reasonably requested regarding the services provided hereunder required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX (if applicable), amended registration statement, proxy statement, or prospectus supplement to be filed by the Fund with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

     (c) Transaction Information. The Adviser shall furnish to the Fund such information concerning portfolio transactions as may be necessary to enable the Fund or its designated agent to perform such compliance testing on the Assets and the Adviser's services as the Fund may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Fund or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

     4. Brokerage.

     (a) Principal Transactions. In connection with purchases or sales of securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act and the Fund's policies and procedures.

     (b) Placement of Orders. Once Board authorization and instructions have been provided, the Adviser shall arrange for the placing of all orders for the purchase and sale of securities for the Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. The Adviser is not authorized to enter into any arrangements for receipt of brokerage, research or other benefits in connection with transactions effected on behalf of the Fund and may not use commissions paid on Fund portfolio transactions to obtain brokerage or research services, as defined in
Section 28(e) of the 1934 Act.

     (c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

     (d) Affiliated Brokers. The Adviser or any of its affiliates may not act as broker in connection with the purchase or sale of securities or other investments for the Fund.

     5. Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of the Fund.

     6. Allocation of Charges and Expenses. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for the Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

     7. Representations, Warranties and Covenants.

     (a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Fund of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to a registered investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

     (b) ADV Disclosure. The Adviser has provided the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Fund. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     (c) Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement (and any amendments or supplements thereto) and any other applicable report filed with the Commission presented to the Adviser for its review (collectively, the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Assets or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

     (d) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Fund (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Fund with any information it may reasonably require concerning the amount of or scope of such insurance.

     (e) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Fund, that would influence the decision of the Adviser with respect to its selection of securities recommended for purchase or sale by the Fund, and that all selections and recommendations shall be done in accordance with what is in the best interest of the Fund.

     (f) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Fund including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law.

     (g) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

     8. Adviser's Compensation. The Fund shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof.

     In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     9. Independent Contractor. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund in any way or otherwise be deemed to be an agent of the Fund.

     10. Assignment and Amendments. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     11. Duration and Termination. This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 11(c) and unless terminated automatically as set forth in Section 10 hereof or until terminated as follows:

     (a) The Fund may cause this Agreement to terminate either (i) by vote of its Board or (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

     (b) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Fund; or

     (c) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Directors, including a majority vote of such Directors who are not interested persons of the Fund or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

     (d) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

     In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund with respect to the Assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Fund by such means and in accordance with such schedule as the Fund shall direct and shall otherwise cooperate, as reasonably directed by the Fund, in the transition of portfolio asset management to any successor of the Adviser.

     12. Certain Definitions.  For the purposes of this Agreement:

          (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     13. Liability of the Adviser. The Adviser shall indemnify and hold harmless the Fund and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

     14. Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     15. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of Commonwealth of Pennsylvania and the Adviser consents to the jurisdiction of courts, both state or federal, in Pennsylvania, with respect to any dispute under this Agreement.

     16. Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

     17. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                        THE FINANCE COMPANY OF PENNSYLVANIA

                                        By:
                                            ------------------------------------
                                            Name:     Charles E. Mather III
                                            Title:   President

                                        COOKE & BIELER, LLP

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   SCHEDULE A
                                     TO THE
                 NON-DISCRETIONARY INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                       THE FINANCE COMPANY OF PENNSYLVANIA
                                       AND
                               COOKE & BIELER, LLP

                             DATED JANUARY   , 2008

     The Fund will pay the Adviser as compensation for the Adviser's services rendered, a fee, at an annual rate of fifty basis points (0.50%) payable monthly in arrears on the last day of each month (the "Fee"). The Fee will be determined based upon the value of the assets of the Company the Adviser is managing at the end of the month immediately preceding the date of payment (the "Portfolio Value"). The Portfolio Value shall equal the market value of such assets, including cash (except as excluded below), which shall be computed in the same manner as that used to establish the net asset value of Fund shares, less (a) the value of the holdings of the Fund at the applicable dates in PNC Bank Corp. (formerly PNC Financial Corporation), Pennsylvania Warehousing & Safe Deposit Company and Penn Virginia Corporation, Exxon Mobil Corporation, their successors, United States Treasury Notes, the Artisan International Fund, a portfolio of Artisans Fund, Inc., Harbor International Fund, a series of Harbor Fund, the ETF Shares of the Vanguard Emerging Markets Stock Index Fund, a series of Vanguard International Equity Index Funds, and fixed income securities; (b) the value of any cash being managed by C&B which exceeds three percent (3%) of the Portfolio Value at the applicable dates; (c) the value of the holdings of the Fund at the applicable dates in such other companies as may be mutually agreed upon by the Fund and the Adviser; and (d) the amount of any accrued liability for the payment of taxes on the net gains from the sales of the Fund's portfolio securities. In no event, shall the Fee payable for any month exceed one-twelfth (1/12) of one half of one percent (0.50%) of the Portfolio Value.

                       THE FINANCE COMPANY OF PENNSYLVANIA
           PROXY FOR SPECIAL MEETING OF STOCKHOLDERS, JANUARY 16, 2008

--------------------------------------------------------------------------------

The undersigned hereby appoints Doranne H. Case, with full power of substitution, the Proxy of the undersigned to attend the Special Meeting of Stockholders to be held in the Independence Room of the Downtown Club, Public Ledger Building, 11th Floor, S.W. Corner 6th and Chestnut Streets, Philadelphia, Pennsylvania 19106, on Wednesday, January 16, 2008 at 10:30 A.M., local time, or any adjournments thereof, and, with all powers the undersigned would possess if present, to vote upon the following matter:

PROPOSAL.  TO APPROVE A NEW INVESTMENT ADVISORY CONTRACT BETWEEN THE       FOR   AGAINST   ABSTAIN
           COMPANY AND COOKE & BIELER, LLP
                                                                           [ ]     [ ]       [ ]




          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.


--------------------------------------------------------------------------------

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Said Proxy will vote this Proxy in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS. As to any other matter properly coming before the Meeting, said Proxy will vote this Proxy in accordance with its judgment. The undersigned hereby acknowledges receipt of the Notice of said Special Meeting of Stockholders and the related Proxy Statement.


                                          ------------ Shares

                                          Date:  -------------------- , 2008

                                                 -


                                                 -

                                                 Signature     (SIGN IN THE BOX)

                                                 (Signature should be exactly as
                                                 name or names appear on this
                                                 Proxy. If stock is held
                                                 jointly, each holder must sign.
                                                 If signing is by attorney,
                                                 executor, administrator,
                                                 trustee or guardian, please
                                                 give full title.)

                                 PLEASE COMPLETE, DATE,
                               SIGN AND RETURN PROMPTLY.

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.